UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

PetroAlgae Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-0301060
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of Principal Executive Offices)	(Zip Code)

321-409-7500
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     REGULATION FD DISCLOSURE

On May 14, 2009, PetroAlgae issued a Special Letter to Shareholders.  The text of the letter was disclosed in the form a press release, which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.
(Registrant)

Date:	May 14, 2009	By:	/s/ David Szostak
			Name:	David Szostak
			Title:	President